Exhibit 4.1

COMMON STOCK
LOGO
COMMON STOCK
BWH
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK, NY
CUSIP 11037M 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS
This Certifies that
is the owner of
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF BRISTOL WEST HOLDINGS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
Seal
Signature
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
Signature
SECRETARY
COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
    (NEW YORK, NEW YORK)
                TRANSFER AGENT
AND REGISTRAR
BY

AUTHORIZED SIGNATURE
Signature

BRISTOL WEST HOLDINGS, INC.

        The Corporation will furnish without charge to each stockholder who so requests the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM            as tenants in common                        UNIF GIFT MIN ACT             Custodian                                           (Cust)
(Minor)

TEN ENT            as tenants by the entireties                                                 under Uniform Gifts to Minors Act

JT TEN                as joint tenants with right
                                                     of survivorship and not as
(State)

                tenants in common

              Additional abbreviations may also be used though not in the above list.

        For value received,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                        Shares

of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint
, Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                      Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.